Exhibit 99.1

DLH ISSUES STATEMENT REGARDING FEDERAL GOVERNMENT SEQUESTRATION

DLH addresses continuing uncertainty in Washington

Atlanta, Georgia — March 6, 2013 — DLH Holdings Corp. (NASDAQ: DLHC), a leading healthcare and logistics services provider to the Federal Government, including the Departments of Defense and Veterans Affairs, issued a statement today by Zach Parker, Chief Executive Officer, regarding the impact of sequestration.

DLH President and Chief Executive Officer, Zach Parker, commented: On March 1, 2013, as expected, the Federal Government budget “Sequestration” mechanism went into effect.  As the fiscal posture of the government significantly impacts our long-term strategy and near-term tactics, our leadership team, since the implementation of the Budget Control Act of 2011, has closely tracked the pulse of the Sequestration deliberations and plans.  In the recent months we have met with house and senate representatives and staffers, military and civilian leaders, and principals of trade associations such as the Professional Services Council in Washington DC.  It is our management team’s view that a keen awareness of the flow of funding is essential to effectively navigating our company to continued progress and success in this industry, particularly during periods of greater uncertainty regarding the Federal Government’s budgetary priorities.

Recently, we have received numerous inquiries regarding the impact of the “Sequestration” upon our company.  While I addressed this topic during our recent investor call, the following provides added context to our previous assessment.  Please note that the Company does not publically give “guidance” or any form of financial forecasts and investors and other interested parties are referred to our Safe Harbor Statement, below.

Mr. Parker added, “The combination of Sequestration and the current Continuing Resolution creates a paralysis for many government program managers and contracting officials as their budgets experience a substantial reduction.  This is compounded by the Sequestration taking effect two-thirds into the government’s second fiscal quarter.  Consequently, the Department of Defense impacted agencies will see an estimated 13% reduction (OMB estimate).  While a substantial portion of DLH’s targeted growth lies within DoD budget accounts, less than 5% of its current revenue is derived from impacted DoD accounts.  More importantly, the Department of Veterans Affairs funds the largest number of DLH’s current contracts.  Programs administered by the Department of Veterans Affairs are exempt from the Sequestration funding reductions that are estimated to be 9% for non-defense programs for the remainder of the fiscal year.

Fortunately, as we have been anticipating this government budget evolution, presently, we see only “measured” impacts to our business throughout FY2013 due to the impact of Sequestration.  While many others in the industry are re-forecasting to indicate modest reductions in revenue year-over-year, we believe that is not the case for DLH.  The timing of the implementation of our Project L.E.A.N. is also a plus for DLH in weathering the storms of the federal budget battles as we continue our progress on re-aligning our operating costs with our steady-state revenue.

However, despite the limited impact that we expect Sequestration will have on our current revenue, the pace at which we will be able to execute our long-term strategy to leverage our core competencies within the DoD will have to be adjusted. This is also impacted by the lingering uncertainty as to how the government will address the March 27, 2013 expiration of the continuing resolution through which it has been funded since October 2012. We will continue to closely track the near-term actions by the house and senate as well as the prioritizations of the Defense Department for potential impact, and we will provide updates during our quarterly reporting and any ad hoc communications as appropriate.

About DLH

DLH Holdings Corp. (Nasdaq: DLHC) serves clients throughout the United States as a full-service provider of healthcare, logistics, and technical support services to the Department of Veteran Affairs, DoD and Federal agencies.

For more information about DLH, visit the corporate website at http://www.dlhcorp.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements. These statements relate to future events or DLH`s future financial performance. Any statements that are not statements of historical fact (including without limitation statements to the effect that the Company or its management “believes”, “expects”, “anticipates”, “plans” (and similar expressions) should be considered forward looking statements. There are a number of important factors that could cause DLH`s actual results to differ materially from those indicated by the forward looking statements. Such risks and uncertainties include, among other things our ability to secure contract awards, including the ability to secure renewals of contracts under which we currently provide services; our ability to enter into contracts with United States Government facilities and agencies on terms attractive to us and to secure orders related to those contracts; changes in the timing of orders for and our placement of professionals and administrative staff; the effect of existing or future government legislation and regulation; changes in government and customer priorities and requirements (including changes in funding to respond to the priorities of Congress and the Administration, budgetary constraints, and cost-cutting initiatives, such as the implementation of spending cuts (sequestration) under the Budget Control Act of 2011); economic, business and political conditions domestically (including the impact of uncertainty regarding U.S. debt limits and actions taken related thereto); the overall level of demand for the services we provide; the variation in pricing of the contracts under which we place professionals; government contract procurement (such as bid protest, small business set asides, loss of work due to organizational conflicts of interest, etc.) and termination risks; the results of government audits and reviews; our ability to manage growth effectively; the performance of our management information and communication systems; the impact of medical malpractice and other claims asserted against us; the disruption or adverse impact to our business as a result of a terrorist attack; the loss of key officers, and management personnel; the competitive environment for our services; the effect of recognition by us of an impairment to goodwill and intangible assets; other tax and regulatory issues and developments; the effect of adjustments by us to accruals for self-insured retentions; our ability to obtain any needed financing; and the effect of other events and important factors disclosed previously and from time-to-time in our filings with the U.S. Securities Exchange Commission. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2012. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. DLH undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, changes in expectation or otherwise, except as required by law.

CONTACTS:

Zachary C. Parker, President and Chief Executive Officer

Kathryn M. JohnBull, Chief Financial Officer

DLH

1776 Peachtree Street, NW

Atlanta, GA 30309

866-952-1647

Christy N. Buechler, Marketing & Communications Manager (Media)

DLH

678-935-1531

christy.buechler@dlhcorp.com

(Investor Relations)

Donald C. Weinberger/Adam Lowensteiner

Wolfe Axelrod Weinberger Associates, LLC

212-370-4500

don@wolfeaxelrod.com

adam@wolfeaxelrod.com

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